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                                 VALIC COMPANY I

                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2006

CORE EQUITY FUND. On October 18, 2006, the Board approved an investment sub-advisory agreement (the "New WMA Sub-Advisory Agreement") with WM Advisors, Inc. ("WMA") with respect to the Core Equity Fund as a result of the anticipated sale by the indirect parent company of WMA, Washington Mutual, Inc., of its asset management business to Principal Financial Group, Inc. ("PFG"). The closing of the acquisition is expected to take place on or before December 31, 2006. The New WMA Subadvisory Agreement will become effective upon such closing.

The change of control of WMA will constitute an "assignment", as the term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). As required by Section 15(a)(4) of the 1940 Act, the existing investment sub-advisory agreement between VALIC and WMA provides for automatic termination upon assignment and pursuant to the terms of an exemptive order for the Securities and Exchange Commission ("SEC"), VALIC is permitted, under certain conditions and subject to board approval, to continue the employment of existing sub-advisers and to enter into new sub-advisory agreements with such sub-adviser without obtaining shareholder approval. The change in control of WMA will not result in any modifications to the investment objective, principal investment strategies, or the Fund's total expenses.

VALIC Company I ("VC I") will mail an information statement to the Fund's shareholders of record as of the effective date of the change of control of WMA, which will generally describe the change of control transaction, WMA and the terms of the New WMA Sub-Advisory Agreement.

SCIENCE & TECHNOLOGY FUND. On October 18, 2006, the Board of Directors (the "Board") of VC I approved an investment sub-advisory agreement with Wellington Management Company, LLP ("Wellington Management") (the "Wellington Sub-Advisory Agreement"), which provides that Wellington Management will serve as a sub-adviser for a portion of the assets of the Science & Technology Fund. Management anticipates that Wellington Management will assume sub-advisory duties in January 2007. The Board approved the Wellington Sub-Advisory Agreement without a shareholder vote pursuant to an exemptive order granted by the SEC. VC I will mail an information statement to participants owning interests in the Fund, which will describe Wellington Management, the factors considered by the Board in reaching its decision, and other information about this Fund. Currently, the Fund has two sub-advisers, including T. Rowe Price Associates, Inc. and RCM Capital Management, LLC. Both sub-advisers will continue to sub-advise the Fund following the addition of Wellington Management.

SMALL CAP AGGRESSIVE GROWTH FUND. On October 18, 2006, the Board approved the termination of Credit Suisse Asset Management, LLC ("Credit Suisse"), as the investment sub-adviser of the Small Cap Aggressive Growth Fund effective the close of business on November 3, 2006. Credit Suisse's asset management business is being restructured, and as a result, they would no longer be able to provide services to the Fund after December 2006. In connection with the termination of Credit Suisse, the Board approved an interim investment sub-advisory agreement with Wells Capital Management Company Incorporated ("WellsCap") (the "Interim Sub-Advisory Agreement"). Management anticipates that WellsCap will assume sub-advisory duties on or about November 6, 2006. The Interim Sub-Advisory Agreement provides that WellsCap will serve as a sub-adviser for the Fund until a new investment sub-advisory agreement is approved by shareholders of the Fund or for 150 days, whichever is less.

Participants will be asked to approve a new investment sub-advisory agreement with WellsCap at a shareholder meeting scheduled for January 2007. VC I will mail a proxy statement to participants owning interests in the Fund, which will include information about the Fund and will describe WellsCap, the terms of the new investment sub-advisory agreement with WellsCap, and the factors considered by the Board in its decision to terminate Credit Suisse and engage WellsCap.

Effective November 6, 2006, the Prospectus is amended to delete all references to Credit Suisse and to note that Wells Capital is the Fund's investment sub-adviser. In addition, the Investment Risk section of the Fund's Fact Sheet is amended to add the following:

     ACTIVE TRADING RISK: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Further, the section titled "ABOUT VC I'S MANAGEMENT - INVESTMENT SUB-ADVISERS," the following is inserted after Wellington Management Company, LLP:

     Small Cap Aggressive Growth Fund
     WELLS CAPITAL MANAGEMENT INCORPORATED ("WELLSCAP")
     525 Market Street, San Francisco, CA 94105

     Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2006, WellsCap managed over $174 billion in assets.

     The Small Cap Aggressive Growth Fund is co-managed by Jerome "Cam" Philpott, CFA and Stuart Roberts. Mr. Philpott joined WellsCap in 2003 as a Portfolio Manager. Previously, he was a portfolio manager and analyst with Montgomery Asset Management ("Montgomery"), which he joined in 1991 as an analyst for its small cap equity team. Mr. Roberts joined WellsCap in 2003 as a Portfolio Manager. Prior to joining WellsCap, Mr. Roberts was a senior portfolio manager with Montgomery where he managed the Small Cap Growth Fund since its inception in 1990. He has focused on small-cap growth investments since 1983.

DATE: October 23, 2006